Exhibit 99.1

 December 2017(Nasdaq: EDGE)  ®

 Disclaimer  This presentation and any statements of representatives of Edge related thereto that are not historical in nature (including but not limited to upcoming milestones) contain, or may contain, among other things, certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may include, without limitation, statements with respect to Edge's plans, objectives, projections, expectations and intentions and other statements identified by words such as "projects," "may," "will," "could," "would," "should," "believes," "expects," "anticipates," "estimates," "intends," "plans," "potential" or similar expressions. These statements are based upon the current beliefs and expectations of Edge's management and are subject to significant risks and uncertainties. Actual results may differ significantly from those set forth in the forward-looking statements. These forward-looking statements involve certain risks and uncertainties that are subject to change based on various risk factors (many of which are beyond Edge's control) as described under the heading "Risk Factors" in Edge's filings with the United States Securities and Exchange Commission.  2

 EDGE Therapeutics®  Overview  3

Key Investment Highlights

Biotechnology company focused on novel, hospital-based therapies for acute, life-threatening neurological conditions

- Phase 3 lead asset, EG-1962, supported by positive Phase 2 data and has potential to replace standard of care in aSAH
- Attractive commercial opportunity with high unmet need
- Proprietary PRECISA™ technology: Platform to develop future products
- Business development consistent with strategic focus
- Strong financial position
  - $97M cash balance at September 30, 2017

4

EDGE Therapeutics, Inc.

 Product Development Pipeline  5

 Near-term Catalysts  Data readout from EG-1962 phase 3 NEWTON 2 pivotal studyTop-line data from full study in late-2018Futility analysis by end-2017Interim analysis in early-2018Submit investigational new drug (IND) application for second PRECISA product in 2018  6

Aneurysmal Subarachnoid Hemorrhage (aSAH)



SAH Patients Annually
600,000
Worldwide
100,000
North America, EU, Japan
Addressable U.S. Population
35,000 SAH patients
Hospital Admission
Aneurysm Repair (endovascular or surgery)
EG-1962 Initial Market Indication
External Ventricular Drain (EVD)
~50%
EG-1962 Market Expansion Strategy
Alternative Delivery (Cisternal, Lumbar, EVD)
~50%

- Ruptured brain aneurysm: bleeding into the subarachnoid space in the brain
- Patient Demographics
  - 85-90% of patients make it alive to the hospital
  - 83% of poorer grade patients die or suffer permanent brain damage within 90 days*
- Delayed complications occur in up to 30% of patients who survive initial hemorrhage

* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. *Neurocritical Care*. Published Online: 13 February 2015.

7

Current Management of aSAH

Stabilize	Secure	Prevent	
Aneurysm Rupture External Ventricular Drain (EVD) ~50% of patients	Surgical / Endovascular Aneurysm Repair	Universal administration of oral nimodipine (Class 1, Level A)	**ICU Management** (Watch & Wait)

Nimodipine

Potent and unique dihydropyridine L-type Ca channel antagonist



H
N
Me
Me
Me
O
O
OMe
Me
O
O
NO2

- + Approved in 1989
- + Reduce delayed ischemia / improve outcome within 96 hours of aSAH
- + Standard of care >60 countries
- + Treats multiple deleterious effects of calcium influx after aSAH

- – Only 17% of poorer grade patients return to favorable or normal status* - ***sub-optimal nimodipine in the brain***
- – Treatment limiting side effects; ***systemic hypotension in up to 50%***
- – Short half life (45-minutes); requires heavy nursing burden; 2 pills every 4 hours x 21 days

* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. *Neurocritical Care*. Published Online: 13 February 2015.

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EDGE Therapeutics, Inc.

 EG-1962  Differentiation and Existing Data  9

EG-1962 Value Hypothesis

Higher concentrations of nimodipine administered into the cerebrospinal fluid in the brain would provide superior efficacy compared to systemic administration of oral nimodipine

- Non-clinical studies and our Phase 2 NEWTON study support the proposition that **EG-1962**:
  - Delivers 100 to 1,000 times the concentration of nimodipine directly to the brain with sustained delivery over 21 days vs. current standard of care oral nimodipine
  - Has the potential to fundamentally transform the management of aSAH and dramatically improve patient outcomes in this vulnerable patient population
- Virtually impossible to get similar **EG-1962** type concentrations of nimodipine into the brain with oral nimodipine without causing dose-limiting, potentially life-threatening hypotension

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EDGE Therapeutics, Inc.

EG-1962 Differentiation:
Targeted Delivery of Nimodipine Directly into the Brain


Nimodipine
EG-1962
PLGA
Me
H
N
Me
Me
O
O
O
OMe
Me
O
O
NO_2
HO
O
O
O
H
x
y
O

Nimodipine:
dihydropyridine L-type Ca channel antagonist

EG-1962 Site-Specific Administration



Efficacy & Safety

EG-1962:

- Targeted delivery achieves high brain concentration; yet safe plasma concentrations
- Dual mode of action from intravascular space and extravascular targets
- One-time administration provides sustained exposure over 21 days; compliance benefit

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EDGE Therapeutics, Inc.

 12

 EG-1962 achieved steady state sustained release of nimodipine, and  100x-1,000x higher nimodipine concentrations in CSF vs. oral nimodipine  Pharmacokinetic Data Supports Clinical Benefit of EG-1962

 Steady-state plasma concentration measured in EG-1962-treated patients was below 30 ng/ml, the level observed to cause systemic hypotension  16.7%  Nimodipine  EG-1962 Did Not Increase Risk of Hypotension

 Exploratory endpoints all favorable towards EG-1962  NEWTON Study – Key Highlights  73 patients completed (6 cohorts); 55 EG-1962, 18 oral nimodipineMaximum feasible dose identified (primary endpoint)800 mg All patients tolerated administration Safety & tolerability established (primary endpoint)PK characterized up to 800 mg dose (secondary endpoint)  15  Phase 1/2, international, multi-center, randomized, controlled, open-label study

   Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  1  2  3  4  5  Unfavorable Outcome  EG-1962 Clinical Effect: Over 2x Improvement in Favorable Outcomes in NEWTON Study  16    *    Glasgow Outcome Scale (GOSE)  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  6  7  Favorable Outcome  Oral nimodipine(n=18)  EG-1962   Active Control  Cohorts 1-5(n=46)  28%  HistoricalData  Favorable Outcome  59%  >2x  8    17%  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

 GOSE 8  EG-1962 Clinical Effect: ~5x Improvement in GOSE 8 Outcomes in NEWTON Study  17    *    Glasgow Outcome Scale (GOSE)  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  6  7  Favorable Outcome  Oral nimodipine(n=18)  EG-1962   Active Control  Cohorts 1-5(n=46)  28%  HistoricalData    Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  1  2  3  4  5  Unfavorable Outcome  28%  6%  ~5x    8  <1%  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

 NEWTON Study Health Economic Data Provides Strong Rationale for Premium Pricing  18  ICU LoS Reducedby 3.5 days (20%)  Hospital LoS Reducedby 2.5 days (10%)  Median ICU LoS  Median Hospital LoS  (n=45)  (n=45)  (n=18)  (n=18)  13.5  17.0  22.5  25.0

 NEWTON Study Reduced Cost Drivers for aSAH Patients; Additional Rationale for Premium Pricing  19  Vasospasm Reduced by 52%  EG-1962(n=45)  Oral nimodipine(n=18)      (n=13/45)  (n=11/18)  Rescue Therapy Reduced by 57%  (n=11/45)  (n=10/18)  DCI Reduced by 61%  (n=6/45)  (n=6/18)

NEWTON 2 Phase 3 Pivotal Study Overview

Comparing safety and efficacy of EG-1962 versus oral nimodipine

Study Design	• ~75 centers (North America, EU, Australasia) • 1 to 1 randomization; double-blind/double-dummy • Stratified by WFNS, Age, Region

Study Sample Size (n = 374)	• Full study analysis at 374 patients
	  • Futility analysis at 150 patients
	  • Interim analysis at 210 patients

Primary Endpoints	• Neurological outcome measured at 90 days after aSAH using GOSE • Safety profile of EG-1962 compared to oral nimodipine
Secondary & Health Economic Endpoints	• Cognitive assessment using the Montreal Cognitive Assessment (MoCA) • ICU and hospital length of stay; discharge disposition • Use of rescue therapy
Anticipated Timing	• Futility analysis – by End-2017 • Interim analysis topline – Early 2018 • Full study topline – Late-2018

EDGE Therapeutics, Inc.

Potential Market Expansion

Phase 1/2 Cisternal Study

- Randomized, controlled, multi-center study
- 600 mg as single injection
- 12 patients (3-1 randomization, EG-1962 vs oral nimodipine)
- Pharmacokinetics and safety study
- Key findings from interim data:
  - EG-1962 cisternal delivery achieved steady state concentrations over 14-day period
    - C_{ss} levels were below plasma nimodipine levels associated with hypotension
  - Safety consistent with known profile



Oral nimodipine (n=1)
EG-1962 Cisternal (n=4)
Concentration of nimodipine (ng/ml)
50
40
30
20
10
0
-1
4
9
14
Days
n=3
n=3
n=2

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 Commercial Strategy    22

 aSAH Among Most Expensive Diseases Treated in U.S. Hospitals  Commercial insurers are majority of payers for aSAHAverage age of aSAH patient = 52Average charge per patient for aSAH patient is >$300,000 and >$400,000 with EVD*Primary drivers for charges*: ICU and hospital stayRescue therapy to treat delayed cerebral ischemia and vasospasmMechanical ventilationSecuring aneurysm (clip / coil)Physician related fees  23  * Company analysis of Premier Database

Commercial Strategy

North America:

Small, targeted sales force of ~35 representatives



~300 hospitals account for 90% of all aSAH patients



Europe:

Similar-sized sales force to NA

~100 hospitals account for 90% of all aSAH patients in five largest European markets

Drivers for rapid adoption:

- ✔ Strong relationships with key hospital decision makers
- ✔ EG-1962 administration does not materially change current physician behavior / treatment protocol
- ✔ Pharmacoeconomic benefit: preventing DCI saves hospitals and managed care organizations substantial costs, plus outpatient rehab / nursing home costs

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EDGE Therapeutics, Inc.

         Three-Layered Approach to Maintain High Barrier-to-Entry  25    4 issued U.S. patents (including Composition of Matter), 12 issued foreign patents and more than 50 U.S. and foreign pending patent applications  Intellectual Property  Potentially difficult for competitors to prove bioequivalence (i.e., human trial required)  Ability to prove bioequivalence  1.  2.  3.  Manufacturing know-how & trade secrets  PRECISA development platform

The Future: PRECISA™ Development Platform

Proprietary, programmable, biodegradable polymer-based development platform

Identify unmet clinical condition

Define product profile
- Identify therapeutic
- Engineer polymer
- Physical / chemical properties

Program release profile
- Specific blend of polymers
- Initial release profile
- Sustained release profile

Optimize product

Targeted Delivery

Controlled & Sustained Release

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EDGE Therapeutics, Inc.

EG-1962 Summary

- Pharmacokinetic rationale
- Improved outcomes vs nimodipine without off-target side effects in Phase 2 study; supports premium pricing rationale
- De-risked path to market
  - Pivotal phase 3 design replicates key elements of phase 2 protocol
  - 505(b)(2) regulatory pathway allows for reduced development burden
- High Barriers to Entry
  - Orphan designation – potentially eligible for 7 years of marketing exclusivity
  - Composition of matter patent to 2033

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EDGE Therapeutics, Inc.

Recent and Expected Key Milestones

1H'17

✓ Received pediatric waiver from EMA for EG-1962

✓ Initiated study of EG-1962 cisternal delivery

✓ Secured $18M from RDO

2H'17

✓ Entered into commercial supply agreement for EG-1962

✓ Initiated EG-1962 lumbar PK animal study

✓ EG-1962 health economic data

✓ NEWTON 2 futility analysis by end-2017

✓ EG-1962 cisternal PK data update

1H'18

NEWTON 2 interim analysis in early-2018 – On Track

2H'18

NEWTON 2 full top-line data in late-2018

Submit IND for second PRECISA product in 2018

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EDGE Therapeutics, Inc.

 EDGE Therapeutics  29

   Dead  Vegetative State  Lower Severe Disability  Upper Severe Disability  Lower Moderate Disability  1  2  3  4  5  Unfavorable Outcome  56% (n=5)  78% (n=7)  67% (n=6)  40% (n=4)  56% (n=5)    Cohort 1 (100 mg; n=9)  Oral nimodipine(n=18)  Cohort 2(200 mg; n=9)  Cohort 3(400 mg;n=9)  Cohort 4(600 mg; n=10)  Cohort 5(800 mg; n=9)  EG-1962 Efficacy: Over 2x Improvement in Favorable Outcomes in NEWTON Study  30  Glasgow Outcome Scale (GOSE) – 90-Day Outcome  Upper Moderate Disability  Lower Good Recovery  Upper Good Recovery  6  7  8  Favorable Outcome  EG-1962   Active Control  (n=5)  28%    HistoricalData*  17%  Favorable Outcome  * Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. Neurocritical Care. Published Online: 13 February 2015.

EG-1962 Efficacy: Clinical Benefit Noted With All Disease Severities

Overall: Over 2x improvement in favorable outcome rate

- WFNS 2 = **Over 2x** improvement in favorable outcome rate
- WFNS 4 = **Nearly 2x** improvement in favorable outcome rate

NEWTON Study

	EG-1962			Oral Nimodipine			Historic Data*		
WFNS	Number	Favorable Outcome (GOSE)	Favorable Outcome (GOSE) (%)	Number	Favorable Outcome (GOSE)	Favorable Outcome (GOSE) (%)	Number	Favorable Outcome (GOSE)	Favorable Outcome (GOSE) (%)
2	19	17	**89%**	5	2	**40%**	68	15	**22%**
3	5	1	**20%**	2	0	**0%**	7	3	**43%**
4	22	9	**41%**	11	3	**27%**	76	8	**11%**
	46	**27**	**59%**	**18**	**5**	**28%**	**151**	**26**	**17%**

WFNS: World Federation of Neurological Surgeons Grading System for Subarachnoid Hemorrhage. Based on Glasgow Coma Score and Motor Deficit.

* Hänggi D, Etminan N, Macdonald RL, Steiger, HJ. NEWTON - Nimodipine microparticles to Enhance recovery While reducing TOxicity after subarachNoid hemorrhage. *Neurocritical Care*. Published Online: 13 February 2015.

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EDGE Therapeutics, Inc.

 EG-1964 for cSDH  Aprotinin: pancreatic trypsin inhibitor FDA approved in 1993 to prevent rebleeding following cardiac bypass surgeryMechanism of action potentially effective in reducing the incidence of rebleeding in cSDH patients  32  EG-1964 is a polymer-based therapeutic containing aprotinin for the management of cSDH as a prophylactic treatment to prevent recurrent bleeding  If approved, we believe EG-1964 could address a significant unmet medical need and become the standard of care for treatment of cSDH in patients  (2)

Chronic Subdural Hematoma (cSDH) Overview

cSDH is a liquefied hematoma that has accumulated on the surface of the brain in an area referred to as the subdural space



Subdural Hematoma Continuum
1 Initial Trauma
Small Subdural Hematoma - Asymptomatic
2 Chronic SDH
Ongoing Leakage - Symptomatic
3 Drainage of Chronic SDH
Jackson Pratt Drain
4 Recurrence of Chronic SDH
Recurrent Bleeding - Symptomatic

- Brain shrinks inside the skull as we age
- Even minor head trauma can cause blood to leak into the subdural space
  - Most common in patients aged 60+
- Over time, the subdural hematoma expands by recurrent bleeding
  - **Initial treatment**: Surgical intervention during which small holes are drilled in the skull to drain hematoma
  - **Rebleeding**: Occurs in up to 30% of cSDH patients and requires a repeat neurosurgical intervention

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EDGE Therapeutics, Inc.